UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345‑2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On May 30, 2008, EMC Insurance Group Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-8 (Registration Number 333-151299) (the "Registration Statement") registering 750,000 shares (after adjustment for a three-for-two stock split that occurred on June 16, 2015) of the Company's common stock for use in the Employers Mutual Casualty Company 2008 Employee Stock Purchase Plan (the "2008 Plan"). On March 24, 2009, the Company filed a Current Report on Form 8-K containing an amended and restated version of the 2008 Plan (the "Amended 2008 Plan"), which was expressly incorporated into the Registration Statement. On May 27, 2016, the Company filed this Current Report on Form 8-K containing an updated version of the Amended 2008 Plan incorporating the following administrative changes:

•	participation restrictions for "Insider-Designated Participants"

•	a change in the definition of an "Eligible Employee"

•	allowing fractional percentages in the withholding rate.
The Amended 2008 Plan, as updated to incorporate the foregoing changes, is filed herewith as Exhibit 10.4.1.
The Company hereby expressly incorporates the information contained in this Current Report on Form 8-K, including Exhibit 10.4.1, into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.4.1	Employers Mutual Casualty Company Amended and Restated 2008 Employee Stock Purchase Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on May 27, 2016.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.4.1	Employers Mutual Casualty Company Amended and Restated 2008 Employee Stock Purchase Plan, as amended.